Other non-current Assets (Tables)	12 Months Ended
Dec. 31, 2021
Miscellaneous Noncurrent Assets [Abstract]
Schedule of Other non-current Assets

	As of December 31,
	2020	2021
	RMB’000	RMB’000
Deductible value-added tax	10,260	18,045
Prepayments for purchase of non-current assets (i)	9,600	341
Others	—	420
	19,860	18,806

(i)
As of December 31, 2020, the Group had prepayment balances of approximately RMB 9.6 million, primarily due to the purchase of laboratory equipment for Connect SZ.